Exhibit 10.26

                             AGREEMENT NO. 99-73(1)

                      WATER BOARD AGREEMENT NO. 01-08 W.B.

                     AMENDMENT NO. 1 TO AGREEMENT NO. 99-73

                THE NORTHEAST BAKERSFIELD WATER SUPPLY AGREEMENT

      THIS AMENDMENT NO. 1 TO AGREEMENT NO. 99-73 is made and entered into on OCT 3 2001, by and between the CITY OF BAKERSFIELD a Charter CITY and municipal corporation, ("CITY" herein) and, CALIFORNIA WATER SERVICE COMPANY, a California public utility water corporation, ("CAL WATER" herein).

                                    RECITALS

      WHEREAS, on March 31, 1999, CITY and CAL WATER entered into Agreement No. 99-73 concerning the Northeast Water Supply Project ("NEWSP" herein); and

      WHEREAS, as of March 31, 1999, certain details of the NEWSP were yet to be determined; and

      WHEREAS, NEWSP details are currently more fully determined; and

      WHEREAS, CAL WATER and CITY desire to establish terms and conditions for the Water Supply for the NEWSP and operation and maintenance of certain NEWSP facilities and secure long term use of certain facilities by each entity for the NEWSP; and

      WHEREAS, CAL WATER and CITY desire to amend Agreement No. 99-73 to include terms and conditions for water supply, operation and maintenance and term of use of certain facilities.

      NOW, THEREFORE, incorporating the foregoing recitals herein, CITY and CAL WATER mutually agree to amend Agreement No. 99-73 as follows:

      1.    Section 1, WATER SUPPLY, is hereby amended to read as follows:

                  1. WATER SUPPLY.  CITY will make available to CAL WATER a Kern
            River surface water supply to serve the needs of present and future CITY residents located in the area of Service described in Section 2 herein. The parties anticipate CITY will make available to CAL WATER up to 22,400 (twenty-two thousand four hundred) acre-feet per year or an average 20 million gallons per day (MGD) starting February 1, 2003 to meet the initial needs of a newly constructed water treatment plant. CITY will provide additional water to meet future demands of an expanded Bakersfield water treatment plant consistent with the

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            Schedule in Exhibit "A" (as  substitute for Exhibit "B" In Agreement
            No. 99-73) attached hereto.

      2.    Section 2, AREA OF SERVICE, is hereby amended to read as follows:

            2. AREA OF SERVICE. The area to be served with high quality treated water from the NEWSP shall be within the franchise service territory of CAL WATER's Bakersfield district, whose location is generally within the area south of the Kern River, within the CAL WATER Olcese service area to the east, south to the East Niles Community Service District, and the remaining Bakersfield district service area of CAL WATER to the west The NEWSP distribution area may be changed by the mutual consent of both parties and may be adjusted for CITY annexations; however, CAL WATER understands the CITY will require water supplied hereunder be delivered within CITY limits no matter what the specified area described in this Agreement CAL WATER may determine how best to serve both CITY and unincorporated residents with water from various sources including its wells, the Kern County Water Agency water treatment plant and the NEWSP, subject to the constraint that the water delivered to the unincorporated areas is less than that produced and delivered from sources other than NEWSP. CAL WATER may transfer banked groundwater supplies to CITY to balance NEWSP deliveries to unincorporated areas. Both parties acknowledge the water acquired hereunder by CAL WATER may be commingled with other waters, as described herein, at any time with the resulting goal that the water quality at all times shall meet or exceed all Federal, State, and local statutory and regulatory water quality standards, including, but not limited to1 California Department of Health Services standards. A map showing the NEWSP area is attached hereto as Exhibit "C" (as attached to Agreement No. 99-73 ) and Incorporated by reference as though fully set forth.

      3. A new section, 4.4, shall be added to Agreement No. 99-73 and shall be entitled "NEWSP Details" as set forth below.

            4.4 NEWSP Details. The following NEWSP details have been agreed to by the CITY and CAL WATER with the understanding that said NEWSP details are intended to supplement Sections 4.1 and 4.2 of this Agreement however, if a conflict arises between 4.1 and 4.2 and this section, this section shall govern. CITY holds certain right-of-ways and easements with the County of Kern by Agreement No. 98-224 (dated September 23, 1998) which allow the construction and operation of water facilities on certain County properties and properties under lease with the California Living Museum, generally described as located in Section 5 of T29S/R29E, M.D.B.&M. A copy of said agreement with map is part of Agreement No. 99-73 attached as Exhibit "A" to that agreement and incorporated herein by reference. A mote definitive description of the water facilities which have been or shall be constructed, operated and maintained are described as:

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                  1.    The Kern River Diversion Structure;
                  2. Two (2) 54" diameter intake pipelines connecting the diversion structure to the intake structure;
                  3.    The intake structure;
                  4. A pumping station containing separate pumping facilities for pumping water to: 1) Cal Waters NE Bakersfield water treatment plant, 2) the raw water storage ponds which are to supply irrigation water to Kern County soccer fields and Hart Park, and 3) California Living Museum
                        (CALM);
                  5. Power transfer equipment and metering for each of the separate pumping facilities at the pump station;
                  6.    Raw water storage ponds or reservoirs;
                  7. Access road along CAL WATER's 54" diameter transmission pipeline from the pump station to Alfred Harrell Highway;
                  8. Maintenance roads to the raw water storage ponds and on top of the berm for the entire perimeter of the raw water storage ponds; and
                  9. Other appurtenant facilities that may be installed within the area.

                  4.4.1 CALM Entrance at Alfred Harrell Highway. CAL WATER will connect a fifty-four inch (54") underground raw water transmission line from the pump station at the intake of the storage pond to the line going to the NE Bakersfield water treatment plant by using existing easements and directly boring and casing under Alfred Harrell Highway. CAL WATER agrees to base its design on this understanding.

                  4.4.2 Morning Drive Bike Path and Western Access to the Treatment Plant.

                        4.4.2.1 The initial plan for the Morning Drive Bike Path is to construct a seven foot (7') shoulder, a twelve foot (12') wide paved Bike Path, a twelve foot (12') wide dirt road and a four foot (4') wide shoulder starting from the centerline to the west (viewing north). For this same orientation, the ultimate plan is to construct a seven foot (7') shoulder, two (2) twelve foot (12') wide paved road lanes, two (2) eleven foot (11') wide paved road lanes, two (2) fifteen foot (15') wide paved road lanes, and a ten foot (10') wide landscaped area.

                        4.4.2.2 CAL WATER agrees to excavate a trench of at least eleven feet (11') in width to accommodate a fifty-four inch (54") raw water transmission pipe and an eighteen inch (18") finished water pipe and certain communication conduits. The bottom of the trench will be covered with slurry and the pipes will be covered with a minimum of four foot (4') of compacted soil. Facing north, the water pipes will be west of the centerline

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      and the trench  will start on the  eastern  edge of the twelve  foot (12')
      wide dirt road.

                        4.4.2.3 CAL WATER will construct or cause to be constructed, through its contractor, an approximately two foot (2') wide trench to accommodate the subsurface power line and conduit The trench would be about fifty -four (54") deep and covered with a minimum of four feet (4') of compacted soil. The eastern edge of the trench will be a minimum of three feet (3') from the western edge of the trench for the water lines. CAL WATER's water transmission pipes will cross under the bike path due east of the treatment plant and continue to the plant CAL WATER will install underground conduits for power from the sub-station site near the Morning Drive Bike Path to the water treatment site and to the pump station. PG&E will install overhead lines within a franchised corridor to an area in the vicinity of the intersection of the secondary access road to the water treatment plant and Morning Drive.

                        4.4.2.4 CITY has provided CAL WATER and PG&E with final grading plans for the Morning Drive area of the project CITY has completed the grading of Morning Drive within the project area. CAL WATER intends to complete installation of its respective water transmission lines along Morning Drive between Alfred Harrell Highway and the secondary access road to the treatment plant by the end of September 2001. The CITY intends to finish paving the Bike path by October 30, 2001.

                  4.4.3  Paladino  Drive and  Primary  Access  Road to the Plant
                         Site.

                        4.4.3.1 The CITY agrees to grade and final pave Paladino Drive from the intersection of Paladino Drive and Morning Drive to the intersection of Cosmo Street and Paladino Drive. This approximately four thousand six hundred fifty-five foot (4,655') section will be a twenty-four foot (24') wide two (2) lane paved road when finished. The CITY and CAL WATER agree that CAL WATER will reimburse the CITY for its costs to finish grade and pave the 4,655 foot section of Paladino Drive subject to the following conditions. The CITY will submit the proposed bid from the Contractor selected by the CITY to do the finish grading and paving work to CAL WATER for review of the bid price. The CITY agrees to credit the $60,000 owed to CITY by CAL WATER for water valve adjustments from past street resurfacing projects against the costs for the 4,655 foot section of Paladino Drive. The CITY agrees to credit the grading costs, with prior review by CITY of such costs, incurred by CAL WATER for Valley Lane from Paladino Drive to the NE Bakersfield plant site boundary against the paving costs for the 4655 foot section of Paladino Drive. Thus, the final amount that CAL WATER will owe the CITY upon completion of the finish grading and paving of the 4,655 foot section of Paladino Drive will be the bid price minus $80,000 minus CAL WATER's design and construction costs for the grading of Valley Lane subject to the review and approval by the CITY. The net amount owed to CITY by CAL WATER will be paid within two
      (2) years of the filing of the Notice of Completion of the paving project.

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                        4.4.3.2  The City  agrees  to assist  in  acquiring  all
      necessary easements and grade for a twenty-four foot (24) wide two (2) lane paved road along Valley Lane, running from Paladino Drive to the east side of the CAL WATER treatment plant site property line, a distance of approximately three thousand feet (3,000).

                        4.4.3.3 CAL WATER agrees to trench and install a twenty-seven inch (27') or larger finished water line from the plant site along the primary access road, Valley Lane, -to Paladino Drive.

                        4.4.3.4  CAL  WATER  agrees  to  trench  and  install  a
      twenty-seven inch (27") or larger finished water line from the intersection of the primary access road and Paladino Drive, west along Paladino Drive to a tie in point with its system past Morning Drive. CAL WATER agrees to lay a short stub out on Paladino Drive heading east for future development

                        4.4.3.5 CAL WATER agrees to lay a base and pave the section of Paladino Drive from Morning Drive to Casino Street a distance of approximately four thousand six hundred fifty feet (4650') and pave Valley Lane from Paladino Drive to the water treatment site.

                  4.4.4 Raw water Storage Ponds and Pumping  Facilities  for the
                        Storage Ponds and CALM.

                        4.4.4.1 CITY agrees to design and build the raw water storage ponds as set forth under Section 4.1 herein. Design drawings and construction plans for the storage ponds shall be ready for bid by October 2001. Construction of the ponds is to be completed no later than March 31, 2002,

                        4.4.4.2 Design and construction of the connection to the existing CITY river intake structure, pump stations and transmission lines shall be completed by CAL WATER for use by CAL WATER. CITY and CALM. It is intended that the pumping facilities for providing raw water to the NE Bakersfield water treatment plant be operational on or before February l, 2003. CAL WATER will use its best efforts to complete construction of pumping facilities for providing water to the raw water storage ponds and CALM so they are operational by May 1, 2002.

                        4.4.4.3 CITY agrees to construct aggregate base access roads, as needed, from Alfred Harrell Highway to the western raw water storage pond where a turn out for a gravity flow line to the Kern Soccer Complex and Hart Park are to be provided by CITY.

                        4.4.4.4 The CITY agrees to grade and provide an aggregate base road on the top of the berm for the entire perimeter of the raw water storage ponds for a single lane access and use for maintenance vehicles.

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                        4.4.4.5  The CITY agrees to  construct a aggregate  base
      access road along the transmission pipeline on the south side of the ponds from the pumping station to the tie in point with the pipeline running under Morning Drive to allow equipment access for repair or replacement operations.

                  4.4.5 Plans and Specifications. Plans and specifications for the connection to the intake structure, pump station and transmission lines shall be presented to the CITY for review by CAL WATER prior to construction. The CITY and CAL WATER agree to use their best efforts to incorporate mutually agreeable review comments made by CITY into final plans and specifications.

      4. Section 31, TERM, is hereby amended to read as follows:

            31. TERM. This Agreement shall commence upon date of execution and terminate on December 31, 2038 unless sooner terminated as herein provided. This Agreement will automatically renew for an additional term of five (5) years unless either party provides written notice of termination to the other within one hundred eighty (180) days prior to termination date. During the additional five (5) year term period, the parties shall negotiate in good faith for further term extensions. The parties shall without limitation take in to account current market conditions and other relevant factors concerning water and water supplies.

      5. Two new Sections 34 and 35 shall be added to Agreement No. 99-73 and shall be entitled, "OPERATIONS AND MAINTENANCE and "COMPENSATION FOR OPERATIONS" as set forth below:

            34. OPERATIONS AND MAINTENANCE. CITY hereby authorizes and allows CAL WATER full and unlimited access to and use of the facilities described herein for the purpose of supplying raw water to CAL WATER's Northeast Bakersfield water treatment plant and for all operations and routine maintenance activities associated with the facilities. CITY grants to CAL WATER full and unlimited ingress and egress to CITY owned facilities within the described water facilities area and CAL WATER agrees to provide operations and routine maintenance of the CITY owned facilities as described in this Agreement. Operations and routine maintenance shall include but are not limited to: daily system inspection, meter readings, water quality testing as required by law, pumping flow adjustments, trash and debris removal from diversion inlet and pumping station, turn-out adjustments for irrigation, security fence inspections and minor fence repairs, reservoir inspections, minor reservoir levee repairs, periodic road grading and, in general, to do all such acts and perform such routine services as required to operate and maintain the water facilities in accordance with accepted industry practices. Should non-scheduled operations, maintenance or emergency repairs be required, CAL WATER and CITY shall confer and determine expedient and cost effective methods of correction under appropriate statutes and

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      regulations as may apply to each party.  The CITY shall be responsible for
      one  hundred   percent   (100%)   payment  of   extraordinary   costs  for
      non-scheduled operations, maintenance or emergency repairs for facilities that are 100% owned by the CITY. The CITY shall be responsible for fifty percent (50%) payment of extraordinary costs for non-scheduled operations, maintenance or emergency repairs for pump station facilities for which the CITY shares a 50% ownership. The CITY shall be responsible for twenty five percent (25%) payment of extraordinary costs for non-scheduled operations, maintenance or emergency repairs for pump station facilities for which CITY shares a 25% ownership. Allocation of costs for non-scheduled operations, maintenance or emergency repairs shall be in accordance with the Reimbursement Agreement No. 01 - 205 executed on Sep 5, 2001 between CITY and CAL WATER and attached hereto as Exhibit "5".

            35. COMPENSATION FOR OPERATIONS. To compensate CAL WATER for operation and maintenance of the water facilities described herein, CITY shall pay CAL WATER One Dollar ($1.00) per acre-foot for all water pumped from the Kern River at the pumping station. For example, if CAL WATER pumps a daily average of 20 MGD to the NEWSP treatment plant and CITY pumps 11 MGD for its uses, the CITY's ordinary operating and routine maintenance payment to CAL WATER would be approximately $34,700. For ordinary operation and maintenance and repairs, if the cost of parts, materials, installation and/or repair services is equal to or less than $2,500 per month CAL WATER will absorb that cost as part of Its compensation for that month. if the repairs, the cost of parts, materials, installation and/or repair services exceeds $2,500 per month, the CITY will be responsible for paying the amount in excess of $2,500 per month for CITY facilities. The CITY will be responsible for paying for all power costs except for those for pumping water from the wet well structure to the NEWSP treatment plant. CAL WATER shall be responsible for paying for power costs to pump water from its high lift pumping facilities to the NEWSP treatment plant CAL WATER's compensation Is subject to annual adjustment on the basis of the January 1999 Producer Price Index for "All Commodities" as published by the Bureau of Labor Statistics of the U.S. Department of Labor and first adjustment shall occur in January of the year following execution of this Agreement. CAL WATER shall determine metered water deliveries to the NEWSP treatment plant and invoice CITY on a monthly basis. CITY shall pay within thirty (30) days of receipt of invoice for water delivered and any other incurred costs that both parties agree for which CAL WATER should be compensated. Compensation as stated shall include all costs CAL WATER incurs in ordinary operating and routine maintenance of CITY owned NEWSP facilities. CAL WATER shall not be entitled to any additional compensation from CITY for its acts as an operator and agent of CITY, other than as specified in Sections 34 and 35 of this amendment.

      6. Except as amended above, all terms and conditions of Agreement No. 99-73 shall continue in full force and effect.

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to
Agreement No. 99-73 to be executed, the day and year first-above written.

      "CITY"                                 "CAL WATER"

CITY OF BAKERSFIELD                          CALIFORNIA WATER SERVICE
                                             COMPANY

By: /s/ Harvey L. Hall                       By: /s/ Robert Guzzetta
    -------------------------                    -------------------------
    HARVEY L. HALL                               ROBERT GUZZETTA
    Mayor
                                             Title: Vice President
                                                    ----------------------

APPROVED AS TO FORM:                         By: /s/ [ILLEGIBLE]
BART J. THILTGEN                                 -------------------------
City Attorney                                Title: Corporate Secretary
                                                    ----------------------
By: /s/ Alan D. Daniel
    -------------------------
    ALAN D. DANIEL
    Deputy City Attorney

APPROVED AS TO CONTENT:
WATER RESOURCES DEPARTMENT

By: /s/ Gene Bogart
    -------------------------
    GENE BOGART
    Water Resources Manager

                        MORE SIGNATURES ON FOLLOWING PAGE

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COUNTERSIGNED:

By: /s/ Gregory J. Klimko
    -------------------------
    GREGORY J. KLIMKO
    Finance Director

ADD:dlr

Attachments: EXHIBIT "A"
             EXHIBIT "B"

S:\2001CONTRACTS\CWSCOBAmend1to99-73
August 24, 2001

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                                                                     EXHIBIT "A"

                          Proposed Plan of Delivery of
                    CITY of Bakersfield's Kern River Water to
                      California Water Service Company for
                   Northeast Bakersfield Water Treatment Plant

Introduction

CITY Kern River water supplies vary in quantity from year to year. The CITY's first and highest priority use of its water supplies is to provide drinking water to its customers whether served directly by CITY or CAL WATER Thus, CITY and CAL WATER plan to develop a specific plan and further arrangements to address supply deficiencies during critically dry years. While water supplies available to CITY for diversion to the CAL WATER NE Bakersfield water treatment plant may fluctuate on an annual basis, during normal hydrologic conditions, CITY will make every effort to meet daily treatment plant flow requirements as indicated in the herein table entitled "DELIVERY SCHEDULE". The parties recognize the term "critically" dry year is based on a number of factors and conditions and therefore agree to confer and mutually agree as to when a "critically" dry year is occurring or is about to occur and to what extent reductions and restrictions in the quantity of water delivered to the treatment plant will be made. This will include developing a monthly and daily supply and delivery schedule for such "critically" dry periods.

An analysis, by CITY, of the annual water supplies that will be made available to CAL WATER was performed utilizing historical data and review of CITY water right yields.

Assumptions

                                      CITY:

1.) Honor all presently existing agreements, contracts or documents referring to provisions to supply Kern River water;

2.) Best use its acquired surface storage reservoir space to maximize conservation of miscellaneous water for treatment plant deliveries;

3.) Operate its "2800 Acres" banking and extraction facility to supplement Kern River flows during critically "dry" conditions to provide minimum base flows to treatment plant;

4.) Formulate exchanges or trades of water supplies in anticipation of any annual shortages of CITY miscellaneous water;

5.) Exercise the provisions of certain contracts for priority use of Kern River water within CITY boundaries and on CITY properties.

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                                   CAL WATER:

1.) Determine a ramp up timetable for the treatment plant initial annual delivery requirement and expansion to full build-out;

2.)   Project  annual  delivery   schedule  required  to  meet  treatment  plant
      requirements including demands for maximum and minimum month & maximum and minimum day;

3.) Optimize use of alternative water supply sources, both treated surface and groundwater resources, in years of critically dry or low flows on the Kern River;

4.) Use best efforts to regulate receiving Kern River waters into its system to minimize peaks and dips in flows.

Projected Annual Delivery Schedule

The delivery schedule is developed to quantify projected water deliveries for the NEWSP under various hydrologic conditions on the Kern River. CITY will attempt to delivery the water in conformance with this Delivery Schedule where practical and at the ability and convenience of CITY. However, CITY may deliver pursuant to "critically" dry provisions as herein described as conditions warrant.

                                DELIVERY SCHEDULE

=============================================================================================
            PLANT           MAXIMUM      PEAK        MINIMUM       M[NIMUM         ANNUAL
YEAR       CAPACITY          MONTH       FLOW         MONTH         FLOW           TOTAL
            (MGD)            (AF)       (CES)                       (CFS)           (AF)
=============================================================================================
2003         20             2,330         39         1,400          24             22,400

2012         40             4,670         79         2,800          47             44,800

2017         60             7,000        118         4,200          71             67,200
=============================================================================================

Note: (MGD) is million gallons per day
      (AF)  is acre-feet
      (CFS) is cubic feet per second

Revised Deliveries

If CAL WATER desires to vary its delivery schedule, it may do so by submitting a revised schedule to CITY no later than February 1 of the year for which CAL WATER desires to vary schedule. CITY shall review and advise CAL WATER of approval of revised schedule for that remaining year by March 1 of that year. CITY will make reasonable efforts to delivery the water according to the approved revised schedules. The inability of CAL WATER to accept water when tendered by CITY under schedules herein shall be deemed to be water delivered under terms of this Agreement.

S:\200CONTRACTS\NBWFPAmend1ExhA

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                                                                     EXHIBIT "B"

                              AGREEMENT NO. 01-205

                             REIMBURSEMENT AGREEMENT

      THIS REIMBURSEMENT AGREEMENT (the Agreement") is made and entered into on SEP 5 200l, 2001 by and between the CITY OF BAKERSFIELD, a charter CITY and municipal corporation, ("CITY" herein) and CALIFORNIA WATER SERVICE COMPANY, a California public utility water corporation ("CAL WATER" herein).

                                    RECITALS

      WHEREAS, CAL WATER is currently in the final phases of engineering and design of CAL WATER'S Kern River Intake Pumping Station ("Pumping Facilities"), as described in Section 1.3 below for the Northeast Bakersfield Water Supply Project and is prepared to begin construction of the Pumping Facilities (the "Project"). The Project is located on the Kern River near the California Living Museum (CALM); and

      WHEREAS, the consolidation of the Pumping Facilities to combine the capacity requirements of CITY and CAL WATER will have economies of scale and achieve savings in construction; and

      WHEREAS, CITY desires to have water pumping capacity built in the Pumping Facilities for CITY use and a portion of the Pumping Facilities will be conveyed to C1TY after completion and a portion of such facility owned by CAL WATER will be used in part by CITY; and

      WHEREAS, CITY and CAL WATER have finalized the engineering, design and construction plans to meet CITY's requirements for the Pumping Facilities and are prepared to begin installation of the pumping plant; and

      WHEREAS, CITY desires CAL WATER to provide the construction installation, construction management and Inspection of the Pumping Facilities, including the portions that are to be CITY's facilities or are to be CAL WATER'S facilities which are used in part by CITY and CAL WATER has agreed to be responsible for construction of the Pumping Facilities; and

      WHEREAS, the construction cost for the Pumping Facilities has been estimated to be Four Million Six Hundred Eighty Nine Thousand Dollars ($4,689,000) and the respective share of construction costs is estimated at Three Million Eight Hundred Nine Thousand Dollars ($3,809,000) for CAL WATER and Eight Hundred Eighty Thousand Dollars ($880,000) for CITY; and

      WHEREAS, the final cost for the Pumping Facilities will be determined based on the completed Project cost; and

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      WHEREAS, CAL WATER will advertise and receive bids for construction of the
Pumping Facilities In accordance with provisions and procedures acceptable to CITY.

      NOW, THEREFORE, incorporating the foregoing recitals herein, CITY and CAL WATER mutually agree as follows:

      1. SCOPE OF WORK

            1.1 CAL WATER shall construct the Pumping Facilities, with the scope of work to include all items and procedures necessary to properly complete the Pumping Facilities, including without limitation the portions thereof which will be conveyed to or used by CITY. The scope of work includes, without limitation,
(a) furnishing all plant tools, equipment, materials, supplIes, manufactured articles, transportation and services, including fuel, power, potable water and essential communications, and (b) the performance of all labor, work, or other operations required for complete construction of the Pumping Facilities. All work shall be performed in accordance with the plans and specifications heretofore approved by the CITY and in compliance with all applicable laws, codes and regulations. The general location of the Project site is shown on attached Exhibit "As.

            1.2 The Pumping Facilities shall be constructed on the basis of the price of items as listed in the Bid Schedule.

            1.3 The Project will consist of:

                  1.3.1 Mobilization Demobilization.

                  1.3.2 Clearing, grubbing and she preparation.

                  1.3.3 Excavation and grading including the construction of approximately four hundred twenty (420) linear feet of earthen embankment.

                  1.3.4 Construction of an extension of the Kern River diversion twin intake pipelines consisting of two (2) fifty-four inch (54") diameter reinforced concrete pipelines with approximately two hundred ten (210) linear feet of total pipe length.

                  1.3.5 Construction ot a raw water reservoir inlet/outlet pipeline consisting of approximately three hundred seventy (370) linear feet of forty-eight inch (48") diameter cement mortar lined and cement mortar coated steel cylinder pipe.

                  1.3.6 Construction of concrete river diversion flow control structure with a traveling water screen and including sand collection and pump system, slide gates, with electric actuators, miscellaneous metal work and related appurtenances.

                  1.3.7 Construction of a low head raw water pumping system including: concrete pump sump structure; installation of two (2) ten cubic foot per second (cfs) submersible pump and motor assemblies; construction of respective discharge piping

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fittings  valves;  and  miscellaneous  metal work; and  installation  of related mechanical, electrical, control equipment and appurtenances.

                  1.3.8 Construction of a pumping system to serve the California Living Museum including: concrete pump sump structure; Installation of one (1) 100 gpm and one (1) 1750 gpm submersible pump and motor assemblies; construction of respective discharge piping, fittings, valves; and miscellaneous metalwork; and Installation of related mechanical, electrical, control equipment and appurtenances.

                  1.3.9 Construction of a high head raw water pumping system including: construction of eight (B) forty-eight inch (48") diameter pump suction cans, approximately one hundred thirty-two (132) linear feet of seventy-two inch (72") diameter suction manifold, approximately two hundred sixteen (218) linear feet of thirty inch (30") diameter suction piping, approximately two hundred forty-one (241) linear feet of fifty-four inch (54") diameter discharge manifold, approximately two hundred twelve (212) linear feet of twenty inch (20"), eighteen inch (18"), and fourteen inch (14") diameter discharge piping, furnishing and installation of one (1) eight(8) cfs, two (2) fifteen (15) cfs and one (1) twenty (20) cfs vertical turbine pump and motor assemblies, construction of a three thousand eight hundred forty (3840) square foot pump and equipment enclosure, and construction of all related mechanical, electrical and control equipment

                  1.3.10 Construction of three (3) flow metering facilities including related concrete structures, mechanical, electrical, control equipment and appurtenances.

                  1.3.11 Construction of a twelve foot (12') by thirty-five foot (35') long horizontal steel welded surge tank (air chamber) and related mechanical, electrical and control equipment including the furnishing and installation of a base mounted compressor and respective enclosure.

                  1.3.12 Site and pumping plant electrical service. Note that each of the three (3) pumping systems will have separate electrical services and power consumption meters and will operate independent of the other pump systems.

                  1.3.13 Finished grading.

                  1.3.14 Miscellaneous she piping including fittings, valves and respective appurtenances.

                  1.3.15 Miscellaneous site improvements including catch basins, drain pipes, swales, culverts, fencing, site gravel surface and miscellaneous site improvements.

                  1.3.16 Finish grading and gravel surfacing of site access road. The gravel surface will be fourteen feet (14') wide by six inches (8") thick.

            1.4 During the construction period, CITY may utilize all or part of the area and facilities designated for use by CITY for the conduct of the CITY's normal operations and maintenance. CAL WATER shall cooperate with the CITY to minimize interference

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with the CAL WATER's  operations  and to facilitate  the CITY's  operations  and maintenance activities.

            1.5 CAL WATER agrees to complete the Project by a completion date hereafter approved by CITY, which approval will not be unreasonably withheld. CITY acknowledges that the completion date may be extended by CAL WATER as a result of changes in the Project normal construction delays encountered by CAL WATER as owner of the portions of the Project that are not being provided for CITY, and/or delays permitted under the various subcontracts between CAL WATER and its subcontractors.

      2. AWARD OF BID TO QUALIFIED CONSTRUCTION FIRM. CAL WATER shall provide CITY a copy of the bid summary for the Project and will consult with CITY in determining selection of the firm to provide construction services for installation of the Pumping Facilities, provided that CAL WATER shall make the final selection of the contractor. CAL WATER shall not authorize any changes to the construction work on the portion of the Project which will be owned by CITY or the estimated construction cost to the CITY without prior approval of such changes to the work and the estimated price by CITY. CITY shall not be obligated to pay any costs for any changes to the construction or products to be owned by CITY without prior approval of the changes by CITY.

      3. CONSTRUCTION COST ESTIMATES. CAL WATER and CAL WATER's engineer have prepared construction cost estimates for the Project and, in conjunction with CITY, has determined the estimated share of the Project costs for CITY and CAL WATER. The estimated total construction cost is Four Million Six Hundred Eighty Nine Thousand Dollars ($4,689,000), inclusive of contingencies and inspection services by qualified inspectors. CITY's share of this estimated Project cost is approximately Eight Hundred Eighty Thousand Dollars ($880,000). CAL WATER shall not exceed CITY's estimated cost on elements of the Project to be owned 100% by CITY without approval of CITY. CAL WATER shall not exceed CITY's estimated cost on elements of the Project to be available for partial use by CITY without advising CITY of the potential changes in such elements of the cost of the Project and obtaining CITY Input on any changes which will increase CITY cost. Notwithstanding the foregoing, CITY acknowledges that the final dollar amount of CITY's share will be based on the actual final construction cost of the various elements of the Project. Although the final usage of the pumping facilities may be in percentages different from the percentages set forth In this Agreement, the percentages of usage set forth in Section 4, below, shall govern the cost allocation.

      4. COMPENSATION. The compensation set forth in this section for CAL WATER from CITY shall be the total compensation under this Agreement Including, but not limited to, all out-of-pocket costs and applicable taxes. CITY shall pay only the compensation listed unless otherwise agreed to in writing by the parties. CITY shall be responsible for only its share of costs incurred by CAL WATER for providing construction as set forth in 1. Scope of Work herein.

            4.1 Costs to be recovered by the CAL WATER from the CITY will be based on one hundred percent (100%) of the costs for construction and installation of facilities provided solely for the CITY. Facilities included in this category are the extension

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of the fifty-four  inch (54") diameter pipes,  raw water reservoir  inlet/outlet pipe, low lift pumps and related equipment, pumps and stub-outs to CALM and flow metering system for CITY pumps.

            4.2 Costs for construction, equipment and installation of facilities that will be jointly shared by CITY and CAL WATER and be split on a fifty-fifty (50/50) basis include costs for the inlet/outlet box to reservoir and a sonic meter for the fifty-four inch (54") diameter pipes.

            4.3 Costs for construction, equipment and installation of facilities that will be jointly shared by CITY' and CAL WATER and be split on a seventy-five/twenty-five (75/25) basis, with CAL WATER paying 75%, include the open sump, inlet/outlet box, site earthwork and dewatering. traveling water screen, fencing and gates, drainage culverts, metal grating walkways and handrails.

            4.4 Costs for facilities provided solely for CAL WATER will be paid for one hundred percent (100%) by CAL WATER Facilities included in this category are the steel manifold piping and pumping Inlet and discharge piping, valves, air chambers, pump building, certain meters, high lift pumps, pipeline to the tie-In with the fifty-four inch (54") transmission line and the emergency power generation site.

            4.5 Costs incurred for inspection services by bonafide professional inspectors shall be reimbursed to CAL WATER based on the actual cost split for the entire Project costs as adjusted by the split factors as described in 4.1 through 4.4 above. The, estimated CITY share of these service costs is approximately nineteen percent (19%) of the costs.

            4.6 Subject to adjustment pursuant to this Agreement, the total of payments from CITY to CAL WATER shall not exceed Eight Hundred Eighty Thousand Dollars ($880,000).

      5. PAYMENT PROCUDURE.

            5.1 CITY shall owe CAL WATER Four Hundred Forty Thousand Dollars ($440,000) at fifty percent (50%) completion of the Project construction as certified in writing by CAL WATER's designated Project engineer. CAL WATER shall submit its invoice for such amount and CITY shall pay CAL WATER within thirty
(30) days after receipt of the invoice.

            5.2 CITY shall pay CAL WATER the remainder of CITY's share of the Project costs pursuant to an itemized Invoice submitted after filing of Notice of Completion that clearly establishes and documents the work performed Is complete by or on behalf of CAL WATER, as such invoice shall be approved by CITY in accordance with the terms of this Agreement. CITY shall pay CAL WATER the remaining amount due from CITY within forty-five (45) days after receipt by CITY of CAL WATER's itemized invoice, unless CITY gives CAL WATER notice of any disapproved items In the invoice within thirty (30) days after receipt of CAL WATER's invoice, in which event CITY shall pay all amounts not

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disapproved.  Upon resolution of any disputed amounts,  CITY shall pay CAL WATER the amount owing within thirty (30) days after resolution of such dispute.

      6. OWNERSHIP/TITLE OF FACILITIES

            6.1 CAL WATER shall convey to CITY title to the facilities which are to be used exclusively by CITY, which facilities are listed on Exhibit "B" and CITY shall accept title to such facilities, such conveyance to be made within five (5) business days after acceptance by CITY of those facilities as installed.

            6.2 Acceptance by CITY of the facilities to be conveyed to CITY shall be upon written notice by CITY to CAL WATER after CITY has received Notice of Substantial Completion and CITY has had a reasonable time to inspect and accept the facilities. In no event shall CITY delay inspection beyond thirty
(30) days after Notice of Substantial Completion. CITY's failure to inspect within thirty (30) days shall be deemed acceptance. Should CITY inspect and reject acceptance of the facilities, CITY shall inform CAL WATER, in writing, as to the reasons for the rejection and CAL WATER shall have a reasonable time to correct the cause for the rejection.

            6.3 CAL WATER shall warrant that upon passage of title, the title shall be free and clear of any and all liens, charges and encumbrances.

            6.4 Concurrently with transfer of title of the CITY's portion of the facilities to CITY, CAL WATER shell assign to CITY all guarantees from the manufacturer for materials installed and all legal remedies concerning or related to such portion of the facilities. CAL WATER shall guarantee CITY's portion of the Project for one (1) year from the date of CITY's acceptance; provided CITY shall pursue. through CAL WATER, all remedies under guarantees issued by the manufacturers of equipment included in CITY's portion of the facilities.

            6.5 CAL WATER will retain ownership of all portions of the Pumping Facility which it does not convey to CITY. CITY will retain ownership of its share of the Pumping Facility which is not owned by CAL WATER. The foregoing shall not limit CAL WATER in transferring all or portions of the Pumping Facility to any entity owned or controlled by CAL WATER or its parent company. CITY shall not be limited in transferring ownership of any or all portions of the Pumping Facility it owns. Neither party shall consummate any transfer of any kind without the written consent of the other party.

      7. MONTHLY PROJECT MEETINGS. CITY may attend and participate in the monthly Project meetings for the Project. For such purpose, CITY may review and comment on the construction cost estimates and bid documents, including contracts with construction firms, engineering firms and other subcontractors to this Project.

      8. NO WAIVER OF DEFAULT. The failure of any party to enforce against another party any provision of this Agreement shall not constitute a waiver of that party's right to enforce such a provision at a later time and shall not serve to vary the terms of this Agreement.

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      9. TERMINATION FOR CAUSE.

            9.1 If at any time CAL WATER persistently fails to address concerns of CITY with respect to the Project that have been raised by CITY at the monthly Project meetings, CITY shall give CAL WATER written notice of such concerns and the resolution sought by CITY. If CAL WATER fails to resolve such concerns to the reasonable satisfaction of CITY within thirty (30) days after receipt of such notice (or such longer period as may be necessary to successfully resolve such concerns), CITY may thereafter terminate this Agreement on ten (10) days written notice. Written notice shall be given pursuant to the notices paragraph of this Agreement. In the event of early termination, CAL WATER shall be compensated only for work satisfactorily completed up to the date of termination and delivered to and accepted by CITY.

            9.2 If CITY fails to pay the amounts due to CAL WATER hereunder within fifteen (15) days after the due date hereof, CAL WATER may, on fifteen
(15) days written notice given after expiration of the initial fifteen (15) days, and upon failure of CITY to pay the amounts due and payable within said fifteen (15) days, terminate this Agreement by notice to CITY or suspend work on the CITY facilities until payment has been made.

      10. COMPLIANCE WITH ALL LAWS. CAL WATER shall, at CAL WATER's sole cost, comply with all of the requirements of Municipal, State, and Federal authorities now in force, or which may hereafter be in force, pertaining to this Agreement, including, without limitation, obtaining a CITY of Bakersfield business tax certificate (Bakersfield Municipal Code Chapter 5.02) where required.

      11. INDEPENDENT CONTRACTOR; NEGATION OF PARTNERSHIUP. CITY shall not become or be deemed a partner or joint venturer with CAL WATER or associate in any such relationship with CAL WATER by reason of the provisions of this Agreement CAL WATER shall not for any purpose be considered an agent, officer or employee of CITY. CAL WATER is not an agent or employee of CITY for any purpose and Is not entitled to any of the benefits provided by CITY to its employees. CAL WATER shall at all times be deemed an independent contractor and retains the right to control or direct the manner in which the work on the Pumping Facilities is performed.

      12. EQUIPMENT. CAL WATER will supply all equipment. tools, materials and supplies necessary to perform the services under this Agreement.

      13. INSURANCE. In addition to any other insurance or bond required under this Agreement, CAL WATER shall procure and maintain for the duration of this Agreement the following types and limits of insurance ("basic insurance requirements" herein):

            13.1 Automobile liability insurance, providing coverage on an occurrence basis for bodily injury, including death, of one or more persons, property damage and personal Injury, with limits of not less than One Million Dollars ($1,000,000) per occurrence; and the policy shall:


                  13.1.1 Provide coverage for owned, non-owned and hired autos.

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                  13.1.2 Contain an additional  insured  endorsement in favor of
                         CITY and its employees.

            13.2 Broad form commercial general liability Insurance. ISO form CG00 01 11 85 or 88, or such other form as may be approved by CITY In its reasonable discretion, providing coverage on an occurrence basis for bodily Injury, Including death, of one or more persons, property damage and personal Injury, with limits of not less than One Million Dollars ($1,000,000) per occurrence; and the policy shall:

                  13.2.1 Provide contractual liability coverage.

                  13.2.2 Contain an additional  insured  endorsement in favor of
                         CITY and its employees.

            13.3 Worker's compensation insurance. CITY acknowledges CAL WATER has advised CITY that CAL WATER Is self Insured for the first $300,000 of workers compensation coverage and carries excess coverage over that amount CITY hereby accepts such insurance arrangement for this Project.

            13.4 Except for workers' compensation, insurance is to be placed with insurers with a Best's rating of no less than A:VII. Any deductibles, self-insured retentions or Insurance in lesser amounts or lack of certain types of insurance otherwise required by this Agreement, or insurance rated below Best's A:VII, must be declared prior to execution of This Agreement and approved by CITY in writing.

            13.5 All policies shall contain an endorsement providing CITY with thirty (30) days written notice of cancellation or material change In policy language or terms.

            13.6 The insurance required hereunder shall be maintained until all work to be conveyed to CITY is completed, as evidenced by written acceptance by the CITY, and all work to be used In part by CITY pursuant to this Agreement is satisfactorily completed.

            13.7 CAL WATER shall furnish CITY Risk Manager with a certificate of insurance and required endorsements evidencing the insurance required. CITY may withdrew its offer of contract or cancel this Agreement If certificates of Insurance and endorsements required have not been provided prior to the execution of this Agreement

            13.8 Full compensation for all premiums which CAL WATER is required to pay on all the insurance described herein shall be included in the prices paid for the various items of work to be performed under the Agreement and no additional allowance will be made therefor or for additional premiums which may be required by extensions of the policies of insurance.

            13.9 CAL WATER's liability to CITY under the indemnification provisions of this Agreement shall not in anyway be limited to or affected by the amount of insurance obtained and carried by CAL WATER In connection with this Agreement.

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      14. INDEMNITY By CAL WATER. CAL WATER shall  indemnify,  defend,  and hold harmless CITY, Its officers, agents and employees against any and all liability, claims, actions, causes of action or demands whatsoever against them, or any of them, before administrative or judicial tribunals of any kind whatsoever (collectively, "Claims"), to the extent caused by the negligence or misconduct of CAL WATER, CAL WATER's employees, agents, independent contractors, companies, or subcontractors in the performance of, or In any way arising from, the terms and provisions of this Agreement, except as limited by California Civil Code section 2782. Such indemnification shall not apply to any claims to the extent caused by the negligence or misconduct of CITY, its officers, employees, subcontractors and agents.

      15. INDEMNITY BY CITY. CITY shall indemnify, defend, and hold harmless CAL WATER, its officers, agents, employees and subcontractors against any and all Claims to the extent caused by the negligence or misconduct of CITY, its officers, employees, subcontractors and agents, in the performance of , or in any way arising from, the terms and provisions of this Agreement whether or not caused in part by a party indemnified hereunder, except as limited by California Civil Code section 2782. Such indemnification shall not apply to any claims to the extent caused by the negligence or misconduct of CAL WATER, its agents, employees or subcontractors.

      16. EXECUTION. This Agreement is effective upon execution. It is the product of negotiation and all parties are equally responsible for authorship of this Agreement. Section 1854 of the California Civil Code shall not apply to the Interpretation of this Agreement

      17. NOTICES. All notices relative to this Agreement shall be given in writing and shall be personally served & sent by certified or registered mail and be effective upon actual personal service or depositing In the United States mail. The parties shall be addressed as follows, or at any other address designated by notice:

                     CITY: CITY OF BAKERSFIELD
                           CITY HALL
                           1601 Truxtun Avenue
                           Bakersfield, California 93301

                CAL WATER: CALIFORN1A WATER SERVICE COMPANY
                           ATTN: Michael Rosal, Chief Engineer
                           1720 North First Street
                           San Jose, California 95112

      18. GOVERNING LAW. The laws of the State of California will govern the validity of this Agreement, its interpretation and performance. Any litigation arising in any way from this Agreement shall be brought in Kern County, California.

      19. MERGER AND MODIFICATION. This Agreement sets forth the entire agreement between the parties and supersedes all other oral or written representations.

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This Agreement may be modified only in a writing approved by the CITY Counci1 and signed by all the parties.

      20. EXHIBITS. In the event of a conflict between the terms, conditions or specifications set forth In this Agreement and those in exhibits attached hereto, the terms, conditions and specifications set forth in this Agreement shall prevail. All exhibits to which reference Is made in this Agreement are deemed incorporated in this Agreement, whether or not actually attached.

      21. FURTHER ASSURANCES. Each party shall execute and deliver such papers, documents, and instruments, and perform such acts as are necessary or appropriate, to implement the terms of this Agreement and the intent of the parties to this Agreement.

      22. ASSIGNMENT. Neither this Agreement, nor any interest in it may be assigned or transferred by any party without the prior written consent of all the parties. Any such assignment will be subject to such terms and conditions as CITY may choose to impose.

      23. BINDING EFFECT. The rights and obligations of this Agreement shall inure to the benefit of, and be binding upon, the parties to this Agreement and their heirs, administrators, executors, personal representatives, successors and assigns, and when never then context so requires, the masculine gender includes the feminine and neuter. and the singular number includes the plural. This Agreement may be executed In any number of counterparts, each of which shall be considered as an original and be effective as such.

      24. TITLE TO DOCUMENTS. All documents, plans, and drawings, maps, photographs, and other papers, or copies thereof prepared by CAL WATER pertaining to those facilities for which CITY will pay CAL WATER one hundred percent (100%) of the costs of engineering and construction related services shall upon completion of the work become the property of CITY. CAL WATER may retain copies of the record plans and specifications in connection with operation of the facility.

            24.1 All documents, plans, drawings, maps, photographs and other papers or copies thereof prepared by the CAL WATER pertaining to the remainder of the facilities for which the CITY will pay the CAL WATER a portion of the costs of engineering and construction related services shall remain the property of CAL WATER.

            24.2 CITY and CAL WATER shall have access to and shall be allowed to copy or obtain reproductions of all documents, plans, drawings, maps, photographs or other papers pertaining to this Project, whether or not owned or controlled by CITY or CAL WATER, upon reasonable notice.

      25. ACCOUNTING RECORDS. CAL WATER shall maintain accurate accounting records and other written documentation pertaining to all costs incurred in performance of this Agreement. Such records and documentation shall be kept at CAL WATER's office during the term of this Agreement, and for a period of three
(3) years from the date of the

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final  payment  hereunder  and  said  records  shall be made  available  to CITY representatives upon request at any time during regular business hours.

      26. CORPORATE AUTHORITY. Each individual signing this Agreement on behalf of entities represent and warrant that they are, respectively, duly authorized to sign on behalf of the entities and to bind the entities fully to each and all of the obligations set forth In this Agreement.

      27. TAX NUMBERS.

      CAL WATER's Federal Tax ID Number  94-0362795
      CAL WATER is a corporation?  Yes X No____
                                   (Please check one)

      28. NON-INTEREST. No officer or employee of the CITY shall hold any interest in this Agreement (California Government Code section 1090).

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, the day and year first-above written.

      "CITY"                                         "CAL WATER"

CITY OF BAKERSFIELD                          CALIFORNIA WATER SERVICE COMPANY

By: /s/ Harvey L. Hall                       By: /s/ [ILLEGIBLE]
    -------------------------                    -------------------------
    HARVEY L. HALL, Mayor                    Title: Vice President Engineering +
                                                    Water Quality
                                                    ----------------------
                                             By: /s/ [ILLEGIBLE]
                                                 -------------------------
                                             Title: Corporate Secretary
                                                    ----------------------

                        MORE SIGNATURES ON FOLLOWING PAGE

APPROVED AS TO FORM:
BART J. THILTGEN
City Attorney

By: /s/ Alan D. Daniel
    -------------------------
    ALAN D. DANIEL
    Deputy City Attorney

        Insurance: [ILLEGIBLE]

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APPROVED AS TO CONTENT:
WATER RESOURCES DEPARTMENT

By: /s/ Gene Bogart
    -------------------------
    GENE BOGART
    Water Resources Manager

COUNTERSIGNED:

By: /s/ Gregory J. Klimko
    -------------------------
    GREGORY J. KLIMKO
    Finance Director

Attachments: EXHIBIT "A"
             EXHIBIT "B"

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                                    EXHIBIT B

                        Kern River Intake Pumping Station
                        Facilities to be Conveyed to CITY

                              PHASE I CONSTRUCTION

1.    Reservoir Wet Well

2.    CALM Wet Well

3. 36 lin. feet of 35-inch diameter Steel Pipe from Open Sump to Reservoir Wet Well

4.    65 lin.  feet of  18-inch  diameter  Steel Pipe from Open Sump to CALM Wet
      Well

5.    18-inch Sonic Meter on 18-Inch diameter line

6.    Two (2) 4,500 gpm, 401w Submersible Pumps

7.    One (1) 1,750 gpm, 40 hp Submersible Pump

8.    One (1) 100 gpm, 5 hp Submersible Pump

9.    290 lin. feet of dual 54-inch diameter Intake Pipes

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                                   PROJECT MAP

                                                                       EXHIBIT A
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                                  [MAP OMITTED]

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